EXHIBIT 99

                               CERTIFICATION UNDER
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     To my knowledge, this Annual Report on Form 10-K for the year ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.



                                   By:/s/ John D. Doherty
                                      -----------------------------------------
                                      John D. Doherty
                                      President and Chief Executive Officer



                                   By:/s/ Michael K. Devlin
                                      -----------------------------------------
                                      Michael K. Devlin
                                      Senior Vice President, Treasurer
                                      and Chief Financial Officer


Date:  June 27, 2003